SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2009

CardioVascular BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51172	33-0795984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 Village Center Circle, Suite 250
Las Vegas, Nevada	89134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-839-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.04  TRIGGERING EVENTS THAT ACCELERATE A DIRECT FINANCIAL OBLIGATION

On February 23, 2009, the Company received a redemption notice from Leonardo, L.P. (“Leonardo”) demanding accelerated repayment of the outstanding balance on its Senior Secured Note (“Note”) issued by the Company on March 20, 2006.  The triggering event for this notice of redemption is the Company’s failure to issue 1,581,164 shares of common stock upon conversion of the Note by Leonardo pursuant to Leonardo’s January 20, 2009 conversion notice.

The Company has elected not to honor the conversion notices of Leonardo as it believes that Leonardo’s trading practices with Company common stock previously received through conversions of the Note have resulted in the continual decline of the Company’s stock price in the market which decline is without relation to the overall poor market conditions prevalent over the last few months.  The Company has been unable to work out a mutually satisfactory trading plan with Leonardo and, thus, in order to protect the value of its stock for all of its shareholders, the Company has elected, for now, to decline to honor Leonard’s conversion notices.

The redemption demand requires that the Company redeem $1,405,980 of the principal balance of the Note (representing all but $1,000 of the principal balance).  In accordance with the terms of the Note, the redemption price equals $1,687,176 (120% of the principal to be redeemed) plus $17,498.67 of interest with respect to such principal for a total redemption amount of $1,704,674.67.  The financial condition of the Company is such that it will not be able to honor Leonardo’s redemption notice at this time.  In addition, Leonardo has claimed additional damages in the amount of $85,427.65 due to the Company’s failure to timely issue shares of common stock of the Company pursuant to Leonardo’s January conversion notices.

No other material obligations of the Company arise, increase, are accelerated or become direct financial obligations as a result of this triggering event.  However, Daniel C. Montano, the Chief Executive Officer of the Company, has personally guaranteed the Note.  If he is required to honor such guaranty, the Company would become liable to indemnify Mr. Montano for the amount he is required to pay to Leonardo.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Redemption Letter from Leonardo, L.P. dated February 23, 2009.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

Date: February 27, 2009	By:	/s/ Mickael A. Flaa
Mickael A. Flaa
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Redemption Letter from Leonardo, L.P. dated February 23, 2009.

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